UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Clark Street, Sharon, PA, USA	16146
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 02 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Mawson Infrastructure Group Inc. (the “Company”) on December 23, 2022 (the “Original 8-K”). The Original 8-K was filed with the U.S. Securities and Exchange Commission to report the commencement of a written consent solicitation of the Company’s stockholders (the “Consent Solicitation”) to vote on an amendment to its Certificate of Incorporation to (i) effectuate a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a ratio of 1-6 (“Reverse Stock Split”) and (ii) decrease the Company’s authorized Common Stock from 120,000,000 shares to 90,000,000 shares (“the Capitalization Reduction”), as well as to disclose the initial results of the Consent Solicitation. The sole purpose of this amendment is to disclose, in accordance with Instruction 1 to Item 5.07 of Form 8-K, the final results of the Consent Solicitation.

Item 5.07 Submission of matters to a vote of security holders.

As of 5pm Eastern Time on February 3, 2022, the Company has received votes sufficient to approve the Reverse Stock Split and Capitalization Reduction, and the tabulation of the votes, was as follows:

Proposal 1: Reverse Stock Split

FOR	AGAINST	ABSTAIN
55,651,027	182,727	11,942

Proposal 2: Capitalization Reduction

FOR	AGAINST	ABSTAIN
55,685,076	137,398	23,222

The Company has filed the Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effect the Reverse Stock Split and Capitalization Reduction. The Company expects that Mawson shares will trade on a post-reverse stock split adjusted basis on and from February 9, 2023 on the Nasdaq Capital Market. The trading symbol for the Common Stock will remain “MIGI”. The new CUSIP number for the Common Stock will be 57778N 307.

The total number of votes entitled to vote under the Consent Solicitation was 81,755,291.

Item 7.01 Regulation FD Disclosure.

On February 7, 2023, the Company issued a press release announcing the results of the vote pursuant to the Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. By filing this Current Report on Form 8-K/A and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information presented in Item 7.01 of this Current Report on Form 8-K/A and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Company press release dated February 7, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on March 21, 2022, Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: February 7, 2023	By:	/s/ James Manning
James Manning
Chief Executive Officer

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